UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2019

RESTAURANT BRANDS INTERNATIONAL INC.

RESTAURANT BRANDS INTERNATIONAL

LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Canada Ontario	001-36786 001-36787	98-1202754 98-1206431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Restaurant Brands International Inc.

Restaurant Brands International Limited Partnership

130 King Street West, Suite 300

Toronto, Ontario M5X 1E1

(Address of principal executive offices, including Zip Code)

(905) 845-6511

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	QSR	New York Stock Exchange Toronto Stock Exchange

Class B exchangeable limited partnership units	QSP	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 11, 2019, Restaurant Brands International Inc. (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Meeting”). At the Meeting, the Company’s shareholders: (i) elected the twelve (12) directors specifically named in the Company’s management information circular and proxy statement (the “Proxy Statement”), each to serve until the close of the 2020 Annual Meeting of Shareholders or until his or her successor is elected or appointed, (ii) approved, on an advisory basis, the compensation paid by the Company to its named executive officers, (iii) appointed KPMG LLP as the Company’s auditors to serve until the close of the 2020 Annual Meeting of Shareholders and authorized the Company’s directors to fix the auditors’ remuneration, (iv) did not approve a shareholder proposal to report on the Company’s minimum requirements and standards related to workforce practices, (v) did not approve a shareholder proposal to issue an annual report to investors regarding supply chain impacts on deforestation, and (vi) did not approve a shareholder proposal to develop a comprehensive policy on plastic pollution and sustainable packaging and issue a report to investors. The voting results for each proposal are as follows:

Proposal 1: Election of the twelve (12) directors specifically named in the Proxy Statement, each to serve until the close of the 2020 Annual Meeting of Shareholders or until his or her successor is elected or appointed:

Nominees	Number of Votes For	Number of Votes Withheld	Broker Non-Votes
Alexander Behring	343,855,806	27,597,634	11,054,920
Marc Caira	370,430,692	1,022,756	11,054,920
João M. Castro-Neves	370,794,144	659,304	11,054,920
Martin E. Franklin	302,172,248	69,281,200	11,054,920
Paul J. Fribourg	302,550,815	68,902,625	11,054,920
Neil Golden	370,794,487	658,961	11,054,920
Ali Hedayat	303,084,009	68,369,439	11,054,920
Golnar Khosrowshahi	367,481,755	3,971,693	11,054,920
Daniel S. Schwartz	370,374,791	1,078,657	11,054,920
Carlos Alberto Sicupira	358,786,558	12,666,890	11,054,920
Roberto Moses Thompson Motta	358,683,881	12,769,567	11,054,920
Alexandre Van Damme	364,384,105	7,069,343	11,054,920

Proposal 2: Approval, on an advisory basis, of the compensation paid by the Company to its named executive officers:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
353,332,359	17,927,662	193,463	11,054,884

Proposal 3: Appointment of KPMG LLP as the Company’s auditors to serve until the close of the 2020 Annual Meeting of Shareholders and authorization of the Company’s directors to fix the auditors’ remuneration:

Number of Votes For	Number of Votes Withheld	Broker Non-Votes
299,639,105	82,868,474	96

Proposal 4: Consider a shareholder proposal to report on Company’s minimum requirements and standards related to workforce practices:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
95,781,853	275,291,458	380,124	11,054,933

Proposal 5: Consider a shareholder proposal to issue an annual report to investors regarding supply chain impacts on deforestation:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
82,114,442	289,034,457	304,541	11,054,928

Proposal 6: Consider a shareholder proposal to develop a comprehensive policy on plastic pollution and sustainable packaging and issue a report to investors:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
82,201,366	288,848,696	403,377	11,054,929

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTAURANT BRANDS INTERNATIONAL INC. RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP, by its general partner RESTAURANT BRANDS INTERNATIONAL INC.

/s/ Jill Granat
Date: June 11, 2019	Name:	Jill Granat
	Title:	General Counsel and Corporate Secretary